                                                                   EXHIBIT 13

                                   Table 1


                                                                            TABLE 1
                                                                  AVERAGE ANNUAL TOTAL RETURN
                                                                                                           From Date
                                                                                                           Portfolio
                                                                  One Year     Five Years    Ten Years    Established
                     Fund                            Date          Ended          Ended        Ended       Through
                  Portfolio                       Established    12/31/1999    12/31/1999    12/31/1999   12/31/1999
                  ---------                       -----------    ----------    ----------    ----------   ----------
THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio                              06/83        -7.10%         6.12%         6.14%        7.30%
Diversified Conservative Growth Portfolio               05/99     N/A           N/A           N/A             -4.39%
High Yield Bond Portfolio                               02/87        -1.72%         7.07%         8.22%        6.43%
Stock Index Portfolio                                   10/87        14.01%        26.26%        16.07%       17.28%
Equity Income Portfolio                                 02/88         6.10%        15.56%        12.44%       13.07%
Equity Portfolio                                        06/83         6.05%        17.21%        13.44%       13.43%
Global Portfolio                                        09/88        42.72%        20.61%        11.75%       12.69%
Prudential Jennison Portfolio                           05/95        35.39%     N/A           N/A             30.08%
Small Capitalization Stock Portfolio                    05/95         6.25%     N/A           N/A             14.24%
20/20 Focus Portfolio                                   05/99     N/A           N/A           N/A              7.95%

AIM VARIABLE INSURANCE FUNDS INC
AIM V.I. Growth and Income Fund                         05/94        27.53%        26.30%     N/A             22.68%
AIM V.I. Value Fund                                     06/93        23.23%        25.36%     N/A             21.12%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC
American Century VP Value                               05/96       -6.95%      N/A           N/A              8.99%

JANUS ASPEN SERIES
Growth Portfolio                                        09/93        37.13%        27.98%     N/A             22.49%
International Growth Portfolio                          05/94        74.88%        31.30%     N/A             26.31%

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series                                  07/95        69.41%     N/A           N/A             34.38%
Research Series                                         07/95        17.48%     N/A           N/A             20.89%

OCC ACCUMULATION TRUST
Managed Portfolio                                       08/88       -1.32%         17.93%        15.01%       16.10%
Small Cap Portfolio                                     08/88       -7.86%          6.69%         9.57%        9.94%

T. ROWE PRICE EQUITY SERIES, INC
Equity Income Portfolio                                 03/94       -2.58%         16.67%     N/A             15.50%

T. ROWE PRICE INTERNATIONAL SERIES, INC
International Stock Portfolio                           03/94        26.61%        13.46%     N/A             11.73%

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2           05/98        67.07%     N/A           N/A             28.68%

WARBURG PINCUS TRUST
Post-Venture Capital Portfolio                          09/96        56.38%     N/A           N/A             20.47%

                                                                    482.71%       258.52%        92.64%      377.36%
                                                                     -1.34%         3.71%         3.67%        4.78%
                                                                    481.37%       262.23%        96.31%      382.14%

                                   Table 2


                                                                           TABLE 2
                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                                    ASSUMING NO WITHDRAWAL
                                                                                                       From Date
                                                                                                        Portfolio
                                                               One Year     Five Years    Ten Years    Established
               Fund                              Date            Ended        Ended         Ended       Through
            Portfolio                         Established     12/31/1999    12/31/1999    12/31/1999   12/31/1999
            ---------                         -----------     ----------    ----------    ----------   ----------
THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio                          06/83         -2.45%         6.25%         6.14%        7.30%
Diversified Conservative Growth Portfolio           05/99      N/A           N/A          N/A               5.05%
High Yield Bond Portfolio                           02/87          3.08%         7.20%         8.22%        6.43%
Stock Index Portfolio                               10/87         18.81%        26.32%        16.07%       17.28%
Equity Income Portfolio                             02/88         10.90%        15.65%        12.44%       13.07%
Equity Portfolio                                    06/83         10.85%        17.30%        13.44%       13.43%
Prudential Jennison Portfolio                       05/95         40.19%     N/A          N/A              30.21%
Global Portfolio                                    09/88         47.52%        20.69%        11.75%       12.69%
Small Capitalization Stock Portfolio                05/95         11.06%     N/A          N/A              14.44%
20/20 Focus Portfolio                               05/99      N/A           N/A          N/A              17.76%

AIM VARIABLE INSURANCE FUNDS INC
AIM V.I. Growth and Income Fund                     05/94         32.33%        26.36%    N/A              22.73%
AIM V.I. Value Fund                                 06/93         28.03%        25.42%    N/A              21.13%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC
American Century VP Value                           05/96         -2.28%     N/A          N/A               9.51%

JANUS ASPEN SERIES
Growth Portfolio                                    09/93         41.93%        28.04%    N/A              22.51%
International Growth Portfolio                      05/94         79.68%        31.35%    N/A              26.36%

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series                              07/95         74.21%     N/A          N/A              34.53%
Research Series                                     07/95         22.28%     N/A          N/A              21.10%

OCC ACCUMULATION TRUST
Managed Portfolio                                   08/88          3.48%        18.02%        15.01%       16.10%
Small Cap Portfolio                                 08/88         -3.26%         6.81%         9.57%        9.94%

T. ROWE PRICE EQUITY SERIES, INC
Equity Income Portfolio                             03/94          2.22%        16.75%    N/A              15.57%

T. ROWE PRICE INTERNATIONAL SERIES, INC
International Stock Portfolio                       03/94         31.41%        13.55%    N/A              11.82%

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2       05/98         71.87%     N/A          N/A              31.09%

WARBURG PINCUS TRUST
Post-Venture Capital Portfolio                      09/96         61.18%     N/A          N/A              21.03%

                                                                 583.04%       259.71%        92.64%      401.08%
                                                                   3.46%         3.84%         3.67%        4.78%
                                                                 586.50%       263.55%        96.31%      405.86%

                                   Table 3

                                                                                TABLE 3
                                                            CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL
                                                                                                            From Date
                                                                                                             Portfolio
                                                                 One Year      Five Years     Ten Years     Established
                    Fund                           Date            Ended          Ended          Ended        Through
                  Portfolio                     Established     12/31/1999     12/31/1999     12/31/1999    12/31/1999
                  ---------                     -----------     ----------     ----------     ----------    ----------
THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio                            06/83         -2.45%         35.40%         81.52%       221.50%
Diversified Conservative Growth Portfolio             05/99      N/A            N/A            N/A               3.35%
High Yield Bond Portfolio                             02/87          3.08%         41.55%        120.41%       122.84%
Stock Index Portfolio                                 10/87         18.81%        221.64%        343.87%       598.97%
Equity Income Portfolio                               02/88         10.90%        106.91%        222.92%       329.58%
Equity Portfolio                                      06/83         10.85%        122.03%        252.92%       706.94%
Prudential Jennison Portfolio                         05/95         40.19%      N/A            N/A             242.86%
Global Portfolio                                      09/88         47.52%        156.07%        203.60%       284.94%
Small Capitalization Stock Portfolio                  05/95         11.06%      N/A            N/A              87.68%
20/20 Focus Portfolio                                 05/99      N/A            N/A            N/A              11.54%

AIM VARIABLE INSURANCE FUNDS INC
AIM V.I. Growth and Income Fund                       05/94         32.33%        222.15%      N/A             219.09%
AIM V.I. Value Fund                                   06/93         28.03%        210.34%      N/A             253.16%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC
American Century VP Value                             05/96         -2.28%      N/A            N/A              39.51%

JANUS ASPEN SERIES
Growth Portfolio                                      09/93         41.93%        244.15%      N/A             259.15%
International Growth Portfolio                        05/94         79.68%        291.02%      N/A             276.31%

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series                                07/95         74.21%      N/A            N/A             273.01%
Research Series                                       07/95         22.28%      N/A            N/A             133.91%

OCC ACCUMULATION TRUST
Managed Portfolio                                     08/88          3.48%        128.93%        305.04%       449.61%
Small Cap Portfolio                                   08/88         -3.26%         39.02%        149.42%       194.82%

T. ROWE PRICE EQUITY SERIES, INC
Equity Income Portfolio                               03/94          2.22%        116.93%      N/A             129.93%

T. ROWE PRICE INTERNATIONAL SERIES, INC
International Stock Portfolio                         03/94         31.41%         88.81%      N/A              90.11%

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2         05/98         71.87%      N/A            N/A              57.06%

WARBURG PINCUS TRUST
Post-Venture Capital Portfolio                        09/96         61.18%      N/A            N/A              85.96%

                                                                   583.04%       2024.95%       1679.70%      5071.83%
                                                                     3.46%         20.75%         43.35%       116.99%
                                                                   586.50%       2045.70%       1723.05%      5188.82%